Exhibit 10.2
CERTAIN INFORMATION IDENTIFIED WITH [****] HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Third Amendment to the Comdata Merchant Agreement

This Third Amendment (“Amendment”) is dated April 14, 2022 (“2022 Amendment Date”) and constitutes an amendment to the December 15, 2010 Comdata Merchant Agreement, as modified by (i) the April 21, 2011 letter from Lisa E. Peerman to Mark R. Young, (ii) the Amended and Restated Amendment to Comdata Merchant Agreement, dated December 14, 2011, and (iii) the December 4, 2020 Second Amendment to Comdata Merchant Agreement (collectively, the “Agreement”) by and between TA Operating LLC (“Merchant”) and Comdata, Inc., as successor in interest to Comdata Network, Inc. (“Comdata”).
Whereas, Merchant and Comdata wish to adjust the transaction fees and settlement rates that apply to card transactions by certain specified customers;
Now, Therefore, in exchange for mutual promises and other consideration, the sufficiency of which is hereby acknowledged, the parties agree to amend the Agreement as follows:
1.The table entitled “Fees for Authorization of Card Transactions” in Schedule A (v.2020) to the Second Amendment to the Comdata Merchant Agreement is amended such that the customers listed in Schedule C (v.2022), attached hereto, are subject to the transaction fee and Cost plus settlement rates that apply to [****]. There is otherwise no change to the definitions of [****] in Schedule A (v.2020).
ACCEPTED AND AGREED:

TA Operating LLC (“Merchant”)	COMDATA INC. (“Comdata”)
Signature: __/s/ Lloyd B. Sanford_________ Name: _Lloyd B. Sanford_______________ Title: __SVP Sales_________________ Date: __April 22, 2022________________	Signature: __/s/ Eric Dowdell___________ Name: ____Eric Dowdell______________ Title: _____President - NAT___________ Date: _____April 22, 2022____________